UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):        October 5, 2015

Canyon Gold Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-54851	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4730 South Fort Apache Road, Suite 300, Las Vegas, Nevada 89147
(Address of principal executive offices)

Registrant's telephone number, including area code: (888) 788-0986

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

When used in this Current Report on Form 8-K, the terms “company”, “Canyon Gold,”  “we,” “us,” “our” and similar terminology reference to Canyon Gold Corp.

Section 1 – Registrant’s Business and Operations

Item  1.01   Entry into a Material Definitive Agreement.

On October 5, 2015, Canyon Gold Corp. entered into an agreement to acquire 100% of Defense Technology Corporation, a privately held Colorado company with principal offices in New Port Richey, Florida (“DTC”). DTC is the developer of defense, detection and protection products to improve security for military personnel and schools and other public facilities. Following completion of the acquisition, DTC will become a wholly owned subsidiary of Canyon Gold.

In consideration for the acquisition, Canyon Gold will issue 4,000,000 shares of its voting Common Stock to the sole shareholder of DTC and certain of its note holders.  Additionally, DTC will be able to earn certain additional Canyon Gold Preferred Shares, Series “B” Convertible (“Series “B” Shares”) upon attaining certain milestone gross sales. The closing of the acquisition is scheduled on or before November 30, 2015. Following the closing, Canyon Gold will use its reasonable best efforts to effectuate a spin-off of its present subsidiary, Long Canyon Gold Resources Corp., on terms to be determined.

DTC was established in 2007 for the purpose of bringing products to market in areas of personal and collateral protection using technology unique in design and operation. DTC presently has two products in development that are intended to be marketed. DTC has assembled a team of experts to work with the company in developing long term relationships in future target markets. Representatives of DTC have made preliminary presentations to state and federal government departments and is positioning itself to move forward with the sale of products.

DTC’s initial product is the Offender Alert Passive Scan, a next generation, walk-through detector scanning unit.  This is a patented, trademarked, passive scanning system for detecting and identifying concealed threats.  The unit can be installed into a door frame with no visual presence while providing covert detection, or it can be installed as a standalone unit for portable operation. The Offender Alert consists of eight highly developed sensors that read the constantly changing variations in the earth’s magnetic field. Sensors in the frame are connected to a circuit board and micro-processor that effectively create a “curtain” in the doorway. When the system is activated, a reading is taken between the four sensors on either side of the frame to establish the “normal” or “ambient” baseline reading.  These same sensors have applications in places such as along the San Andrea's fault line, where they measure changes in the earth’s magnetic fields to anticipate earthquake activity.

Because the earth’s magnetic field is never static, the system constantly self-adjusts.  When a subject passes through the “curtain” with something of a metallic nature, an invisible wave of variation is generated where the signal has the greatest strength.  The program provides a visual indication of where the item is located on the subject as well as an approximation of the size of the item.  With the use of electromagnets, the system emits nothing through the subject and is passive, simply reading the ambient environment and the variations that occur as a person passes between two specific points. Contrary to existing scanning and detection technology, the system emits no energy. The DTC system is able to detect objects such as cell phones, knives and guns including covert hand guns.

Scanner systems currently in the market are effectively an x-ray in some form. Existing scanning technology emits a signal from one side of a scanning unit, through the subject, to the other side of the unit, which reads variation (loss of transmission) from “sent” to “received” in the same way as an x-ray, but weaker by degrees. It has been speculated that a subject passing through such a system often enough could be affected.

As a standalone unit, the Offender Alert can be totally autonomous with a battery pack that provides 180 hours of power. Readings can be transmitted, or displayed with colored lights overhead displaying a range of colors indicating severity of the threat. The unit can have the threshold level set to memory and operate without the computer link, provided that it is manned for an immediate response when breached.

It is intended that the Offender Alert will be manufactured under licensing agreements with the system’s inventor. These agreements will allow DTC to commercially develop, manufacture, use and distribute processes and products using the licensed intellectual property.

The projected market for Offender Alert is both government and commercial, particularly education facilities, federal agencies, military and public businesses. Specific markets could be airport screening, bank security systems and school safety.

DTC is also developing a hand held Passive Scan that uses a battery power pack enabling the operator to hand scan a subject. Management believes these unit will be more cost efficient than current products on the market.

In addition to the Common Stock to be issued at the closing, the agreement provides that DTC will be able to earn Series “B” Shares in the event DTC achieves gross sales pursuant to the following thresholds:

Gross-Sales of $ 5,000,000 USD	= 250,000 Series “B” Shares
Accumulated Gross-Sales of $15,000,000 USD	= 500,000 Series “B” Shares
Accumulated Gross-Sales of $ 30,000,000 USD	= 750,000 Series “B” Shares

These non-voting Series “B” Shares will be issued to those persons directed by DTC’s and each share is convertible into 10 shares of voting Canyon Gold Common Stock.  In the event all the above thresholds are attained, the issued Series “B” Shares could be converted into a maximum of 15,000,000 shares of Canyon Gold Common Stock.

Canyon Gold will also agree to provide funding for development of DTC’s products on the following timetable:

i.	$100,000 on or before November 30, 2015
ii.	$100,000 on or before December 31, 2015
iii.	$100,000 on or before January 31, 2015

Following the closing of the acquisition, Canyon Gold will appoint one director proposed by DTC to the Canyon Gold Board of Directors, and DTC will appoint on director proposed by Canyon Gold to the DTC Board of Directors

The closing of the acquisition, expected to be on or before November 30, 2015,  is subject to the successful conclusion of due diligence by each party and the delivery of DTC’s financial statements.

Section 9 – Financial Statements and Exhibits

Item 9.01                 Financial Statements and Exhibits.

(d)      Exhibits

Exhibit No.	Description

10.1	Definite Agreement to acquire Defense Technology Corporation [to be filed at closing]
99.1	Press Release

Cautionary Note About Forward-looking Statements

Statements contained in this current report which are not historical facts, may be considered "forward-looking statements," which term is defined by the Private Securities Litigation Reform Act of 1995.  Any “safe harbor under this Act does not apply to a “penny stock” issuer, which definition would include the Company.  Forward-looking statements are based on current expectations and the current economic environment.  We caution readers that such forward-looking statements are not guarantees of future performance. Unknown risks and uncertainties as well as other uncontrollable or unknown factors could cause actual results to materially differ from the results, performance or expectations expressed or implied by such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Canyon Gold Corp.

Date: October 13, 2015	By: S/ Stephen M. Studdert
Stephen M. Studdert
President